EXHIBIT INDEX


Exhibit No.                                       Description

    99.1              News   Release   dated   January   22,   1998   announcing
                      Kerr-McGee to acquire Bayer's European titanium dioxide business.

    99.2              News   Release   dated   January   27,   1998   announcing
                      Kerr-McGee   signs  letter  of  intent  to  sell  selected
                      Chemical businesses.

    99.3              News   Release   dated   January   27,  1998
                      announcing Kerr-McGee's intent to exit coal business.